UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008 (February 28, 2008)

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers.

On February 28, 2008, Wyeth (the “Company”) announced that Paul J. Jones, Vice President and Controller, plans to retire from the Company on March 28, 2008. The Company also announced the promotion of John C. Kelly, 65, to the position of Vice President and Controller effective on that date. The Company’s press release announcing the promotion of Mr. Kelly and the retirement of Mr. Jones is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Press Release, dated February 28, 2008, announcing the promotion of John C. Kelly to Vice President and Controller effective March 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2008	WYETH

	By:	/s/ Gregory Norden
	Name: Title:	Gregory Norden Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(99.1)	Press Release, dated February 28, 2008, announcing the promotion of John C. Kelly to Vice President and Controller effective March 28, 2008.